SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      November 27, 1996
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                            Hudson Hotels Corporation
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               (Exact Name of Registrant as Specified in Charter)

         New York                   33-26780-NY                  16-1312167
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(State or Other Jurisdiction      (Commission File             (IRS Employer
     of Incorporation)                Number)                Identification No.)

One Airport Way, Suite 200, Rochester, New York                    14624
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:      (716)-436-6000
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         (Former Name or Founder Address, if Changed Since Last Report)


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                  Item 2. Acquisition or Disposition of Assets.

      On November 17, 1996, the Company acquired 12 hotel properties, consisting of 8 Fairfield Inns by Marriott(R) and 4 Cricket Inns, from SB Motel Corp., a subsidiary of Salomon Brothers Inc. and the subsidiaries of SB Motel Corp. which had been formed to hold each such hotel, pursuant to an Agreement of Purchase and Sale dated September 27, 1996 among the Company and its subsidiary, Hudson Hotels Properties Corp. as Purchaser and SB Motel Albany Corp., SB Motel Charleston Corp., SB Motel Richmond Corp., SB Motel Durham-Research Triangle Park Corp., SB Motel Cary Corp., SB Motel Statesville Corp., SB Motel Wilmington Corp., SB Motel Columbia Corp., SB Motel Virginia Beach Corp., SB Motel Durham-Duke Corp., SB Motel Raleigh Corp., and SB Motel Charlotte I-85 Corp. (the subsidiaries of SB Motel Corp. which held each property ) (the Sellers). The Company acquired eleven of the properties into its newly-formed subsidiary, HH Properties - I, Inc., and the twelfth, the Virginia Beach Cricket Inn, into its newly formed subsidiary, HH Properties VB, Inc.

      The purchase price for the properties was $60,400,000, determined by arms-length negotiation with the Sellers, after analysis and valuation by the Company based upon historic and projected operating results of the properties. The purchase price was paid by issuing 370,657 shares of Company common stock, valued at $2,400,000, by issuing the Company's subordinated promissory note in the amount of $3,000,000 (maturing November 27, 1997) to the Seller, and by paying the balance of $55,000,000 in cash. The cash portion of the purchase price was obtained a) by placing a $37,470,000 mortgage issued by Nomura
Asset Capital Corporation, on the properties purchased by HH Properties - I, Inc. b) by the Company securing $17,000,000 of mezzanine financing from Nomura Asset Capital Corporation, and c) by the Company utilizing $530,000 of its available capital.

      There were no material relationships between the Company and the Seller prior to the consummation of the acquisition. As a result of the acquisition, SB Motel Corp. became a greater than 5% shareholder in the Company, and John Buza, an officer of the Seller, became a director of the Company.

      In addition to the consideration stated above, the Company has agreed to register the 370,657 shares issued to SB Motel Corp. for sale to the public within 180 days following closing, and the Company has granted to Salomon Brothers, Inc a right of first refusal to undertake equity offerings on behalf of the Company.

      The following properties were acquired. Each such property was operated as a hotel prior to the acquisition, and the Company intends to continue to operate each property as a hotel thereafter.

      Fairfield Inn by Marriott(R) in Albany, Georgia. The Albany Fairfield Inn by Marriott consists of two, 2-story exterior corridor buildings with 122 rooms. The Property was opened in July 1982 and was renovated and re-branded as a Fairfield Inn by Marriott in September 1994. The hotel is located 1/8 mile off business route U.S. 19 north and approximately 1/4 mile from the Liberty Expressway on North Slappey Boulevard in Albany, Georgia. Slappey Boulevard is the primary north-south traffic artery through Albany and is lined by commercial establishments including hotels, restaurants, gas stations and shopping centers. Liberty Expressway allows easy commuting around Albany. The Fairfield Inn by Marriott enjoys excellent visibility with prominent signage on both U.S. 19 and 82, and Slappey Boulevard. In addition, despite its location in a thriving commercial area, the Property's site is park-like with mature trees and plantings.

      Fairfield Inn by Marriott(R) in Cary, North Carolina. The Cary Fairfield Inn consists of two, 2-story, guest room buildings and one, 1-story building housing the reception area. The 125-room exterior corridor hotel was opened in April 1986 and was renovated and rebranded as a Fairfield Inn by Marriott(R) in June 1994. The Hotel is located at the intersection of U.S. 64 and Walnut Street and 3/4 miles west of the I-40 interchange in Cary, North Carolina. This intersection is only 3/4 mile west of the I-40 interchange making the Property's access to the primary traffic routes in the area excellent. U.S. 64 is a major highway providing easy access to virtually every community within the Raleigh-Durham metropolitan area. The predominantly commercial area surrounding the Property includes retail development, motor services, restaurants and lodging facilities.

      Cary is located to the east of Raleigh between I-40 and U.S. 1/64. Cary is the fastest growing city in Wake County; its growth is fueled by its proximity and accessibility to the major employment centers in the area. These include Research Triangle Park, Regency Park, and the Raleigh-Durham Airport area and downtown Raleigh.


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      The Fairfield Inn by Marriott(R) in Charleston, South Carolina. The
Charleston Fairfield Inn consists of two, 2-story exterior corridor buildings with 119 guest rooms. The Property was opened in 1985 and was renovated and re-branded as a Fairfield Inn by Marriott(R) in July 1994. Additional land is available at this site to accommodate approximately 50-60 additional guest units.

      The Property is located in the northwest quadrant of I-26 and Ashley Phosphate Road on Northside Drive in Charleston, South Carolina. I-26 is the major highway that links downtown Charleston to Columbia and Greenville, South Carolina. It also provides direct access to the Charleston International Airport which is only five minutes from the Property. Ashley Phosphate Road is an important east-west artery providing access to I-26 and is lined by commercial/travel related uses including restaurants, hotels, gas stations, shopping centers and business offices. The Property has excellent visibility from both Ashley Phosphate Road and Northside Drive.

      The Fairfield Inn by Marriott(R) in Columbia, South Carolina. The Columbia Fairfield Inn consists of two, 2-story, external corridor structures with 129 guest rooms. The hotel opened in 1988 and was renovated and re-branded as a Fairfield Inn by Marriott(R) in August 1994. The hotel is located at the intersection of I-77 and Two Notch Road and approximately .5 miles from I-20 to the southwest. The Property is located in the southeast quadrant of the I-77 and Two Notch Road intersection. The area, known as the "Two Notch" area, is the location of much of the growth in the city. The Area contains South Carolina's largest shopping mall as well as a number of small retail establishments and companies. I-77, a major north-south highway, links Cleveland, Ohio with Columbia, South Carolina and is one of the most heavily traveled tourist and commercial routes in the eastern United States. The Property is also in close proximity to I-20, a major east-west highway. The Property enjoys excellent access and visibility from I-77 and displays prominent signage on I-77. The Fairfield Inn by Marriott is approximately three miles north of the Fort Jackson Army Base, which is a major market force for the immediate area. The Property is nine miles northeast of downtown Columbia.

      The Fairfield Inn by Marriott(R) in Durham-Research Triangle Park, North Carolina. The Durham-Research Triangle Park Fairfield Inn consists of one, 3-story structure with 96 guest rooms. Unique in its design, the Property utilizes exterior hallways on the first floor and interior hallways on the upper floors. The hotel was opened in march 1987 and was renovated and re-branded as a Fairfield Inn by Marriott(R) in July 1994. The hotel is located at the intersection of NC Highway 55 and I-40 located right on the edge of Research Triangle Park (RTP), the nation's largest planned research and development park. RTP is the largest research park in the United States with over 70 research, development and professional organizations. In addition, the hotel is only six miles from the Raleigh-Durham International Airport and only seven miles from downtown Durham and Duke University. Across the street from the Property is the Meridian Office Park which contains number of companies. Prominent among these is BASF Chemicals. It along with other companies in the park, generate demand for the area.

      The Fairfield Inn by Marriott(R) in Richmond, Virginia. The Richmond Fairfield Inn consists of two, 2-story guest room buildings. The 124-room exterior corridor hotel was opened in August 1987 and was renovated and re-branded as a Fairfield Inn by Marriott(R) in July 1994. The hotel is located on West Broad Street, less than a mile west of I-64 and three miles from I-95 in Richmond, Virginia. The Property is located in Richmond, Virginia which is approximately 93 miles northwest of Norfolk and approximately 110 miles from Washington, D.C. Its excellent access to these major thoroughfares is very attractive to both business travelers and tourists. The location's desirability is further heightened by its proximity to both downtown Richmond, only eight miles away, and the Richmond International Airport, 15 miles away. The Property also enjoys excellent proximity to Richmond's major office parks (Brookfield, Paragon Place, Innsbrook and the Koger Office Parks). In addition, Motorola announced in 1995 plans to open a new semi-conductor plant in the Goochland area, approximately 20 miles Northwest of the Property. This plant will create 5,000 jobs and be an excellent demand generator in the Richmond market.

      The Fairfield Inn by Marriott(R) in Statesville, North Carolina. The Statesville Fairfield Inn consists of three, 2-story guest room buildings. The 118-room exterior corridor hotel was opened in 1985 and was renovated and re-branded as a Fairfield Inn by Marriott(R) in August 1994. The hotel has a prime location off I-77, approximately three miles south of the I-77/I-40 interchange in Statesville, South Carolina. Statesville, North Carolina is located approximately one hour north of Charlotte and approximately one and a half hours west of the Raleigh and Durham area. The city is strategically well located at the confluence of the region's two interstate highways, I-40 and I-77, which provide convenient access to areas throughout the region. I-77, a major north-south highway, links Cleveland, Ohio with Charleston, South Carolina and is one of the most heavily traveled tourist and commercial routes in the eastern United

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States. The Property enjoys excellent access and visibility off I-77 and displays prominent signage on I-77. The Property is approximately three miles south of the I-77/I-40 interchange and is located in a shopping mall with approximately 20 retail stores, fast food restaurants and a movie theater.

      This Property is subject to a ground lease which expires April 30, 2035. The annual rental payment is the greater of i) $22,000 less 1/2% of gross room rentals from the hotel during the 1991 lease year of the lease term, or ii) four percent of the gross room rentals from the hotel during each lease year, which is most likely given the Property's performance.

      The Fairfield Inn by Marriott(R) in Wilmington, North Carolina. The Wilmington Fairfield Inn consists of two, 2-story guest room buildings. The 120-room exterior corridor hotel was opened in April 1985 and was renovated and re-branded as a Fairfield Inn by Marriott(R) in July 1994. The hotel has a prime location on U.S. Highways 17/74 (Market Street) and 3/4 miles west of I-40 in Wilmington, North Carolina. Wilmington is located in southeastern North Carolina on the coast just above the South Carolina border. Wilmington's location between the Cape Fear River and the Atlantic Ocean, and along the intracoastal waterway has been a consistent source of lodging demand. Commercial development, including restaurants, lodging facilities and gas stations line Market Street. The Property enjoys excellent access and visibility off Market Street and displays four prominent billboards along the highway. The hotel is located eight miles from Wrightsville Beach and four miles from historic downtown Wilmington. Famous gardens, plantations, beaches, and world class golf is only a short drive from the hotel. The hotel is only 7 minutes from the new Hanover International Airport.

      The Cricket Inn in Charlotte (I-85), North Carolina. The Charlotte I-85 Cricket Inn consists of three, 2-story exterior corridor structures with 132 guest rooms. The Property opened in March 1989 and was completely renovated in August 1995. The hotel is located at the Sugar Creek Road Exit off I-85 and is approximately three miles from I-77 and Charlotte, North Carolina. I-85 is a major north-south highway, which is one of the two major roadways that provide access to Charlotte, North Carolina. The predominately commercial intersection has heavy traffic and contains several competing hotels, fast food outlets and full service restaurants. The Property allows guests easy access from the interstate and displays prominent billboards along I-85. Charlotte International Airport is approximately 10 miles from the Property and is accessible by I-85.

      The Cricket Inn in Durham-Duke, North Carolina. The Durham-Duke Cricket Inn consists of an eight-story tower (opened in 1985) and a five-story building (opened in 1988) both with interior corridors and elevators. The eight story tower, which received a $1 million renovation in June 1995, contains 118 guest rooms and a coffee shop which seats 38. The five story building contains 32 guest rooms. The hotel is located just two blocks from Duke University and the Duke University Medical Center and across the street from the Veterans Administration ("VA") Medical Center in Durham, North Carolina. Lodging demand is enhanced by the completion of a 40-room geriatric ward at the VA Medical Center and 76-room eye care center at the Duke Medical Center. The Property is located in the northwest quadrant of Elba and Fulton Street in Durham. The Property is one block from the Durham Freeway, which provides access to I-40. I-85 is approximately one mile from the hotel.

      The Cricket Inn in Raleigh, North Carolina. The Raleigh Cricket Inn consists of three, 2-story, external corridor structures with 148 guest rooms. Raleigh is part of a three city metropolitan area known as the Research Triangle (which in addition to Raleigh includes the cities of Durham and Chapel Hill). Old Wake Forest Road leads directly into the heart of downtown Raleigh which is only four miles away. Several colleges and universities, including North Carolina State University, and the State Capitol are located in the downtown area. I-440 connects with U.S. Highway 70 and I-40 which provide excellent access to the Research Triangle Park, the nation's largest planned research and development park, and the Raleigh-Durham International Airport, both of which are less than 30 minutes away.

      The Cricket Inn in Virginia Beach, Virginia. The Virginia Beach Cricket Inn consists of three, 2-story external corridor structures with 150 guest rooms. Two buildings contain only guest rooms and are perpendicular to one another in an "L" shape. The third building contains guest rooms and the lobby and front desk area. The Property opened in 1986 and was completely renovated in August 1995. The hotel is located on U.S. Route 13 (Northampton Boulevard) and approximately .67 mile east of I-64 in Virginia Beach, Virginia. I-64 is a major east/west highway which is the primary tourist access road for the beach resorts. The hotel has excellent access from both Route 13 and I-64. The Property is 10 miles west of the resort beaches, four miles south of Norfolk International Airport and four miles southeast of the Little Creek Naval Amphibious Base (one of the four military bases in Virginia Beach) which employs over 12,200 employees.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Hudson Hotels Corporation
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                                               (Registrant)

Date: December 12, 1996                      /s/ Taras Kolcio
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                                   Taras Kolcio, Chief Financial Officer


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Item 7. Financial Statements, Pro Forma, Financial Information and Exhibits.

a)    Financial Statements of Businesses Acquired.

      It is impracticable to provide the required financial statements for the properties acquired at this time. The required financial statements will be filed as soon as practicable, but not later than sixty days after this report is filed.

b)    Pro Forma Financial Information.

      It is impracticable to provide the pro forma financial information which is required with respect to the acquisitions described in Item 2 above. The required pro forma financial information will be filed as soon as practicable, but not later than sixty days after this report is filed.

c)    Exhibits.

      Exhibit 10. Material Contracts

      Exhibit 10.30 Agreement of Purchase and Sale, as amended.